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                                                                     Exhibit 23

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Lockheed Martin Corporation of our report dated January 21, 2000, included in the 1999 Annual Report to Shareholders of Lockheed Martin Corporation.

We also consent to the incorporation by reference in the following Registration Statements of Lockheed Martin Corporation:

(1)  Registration Statement Number 33-58067 on Form S-3, dated March 14, 1995;

(2)  Registration Statement Numbers: 33-58073, 33-58075, 33-58077, 33-58079, 33-
     58081, 33-58085, 33-58089 and 33-58097 on Form S-8, each dated March 15,
     1995;

(3) Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement (Form S-4 No. 33-57645), dated March 15, 1995;

(4)  Registration Statement Number 33-63155 on Form S-8, dated October 3, 1995;

(5) Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement Number 33-58083, dated January 22, 1997;

(6)  Registration Statement Number 333-06255 on Form S-8, dated June 19, 1996;

(7) Registration Statement Numbers: 333-20117 and 333-20139 on Form S-8, each dated January 22, 1997;

(8)  Registration Statement Number 333-27309 on Form S-8, dated May 16, 1997;

(9)  Registration Statement Number 333-37069 on Form S-8, dated October 2, 1997;

(10) Registration Statement Number 333-40997 on Form S-8, dated November 25,
     1997;

(11) Registration Statement Number 333-58069 on Form S-8, dated June 30, 1998;

(12) Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement
     Numbers: 333-06479, 333-06481, 333-06483, 333-06487, 333-06515 and 333-
     06517, each dated June 30, 1998;

(13) Registration Statement Number 333-69295 on Form S-8, dated December 18,
     1998;
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(14) Registration Statement Number 333-92197 on Form S-8, dated December 6,
     1999; and

(15) Registration Statement Numbers 333-92363 and 333-92321 on Form S-8, each dated December 8, 1999 of our report dated January 21, 2000, with respect to the consolidated financial statements of Lockheed Martin Corporation incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1999.


Washington, D.C.
March 7, 2000